                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of report:  July 26, 2000
                       (Date of earliest event reported)

                                    1-10711
                                   ---------
                             (Commission File No.)



                          Sizzler International, Inc.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)



             Delaware                                          95-4307254
             --------                                          ----------
(State or other jurisdiction of incorporation)     (IRS Employer Identification
                                                               Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

       From July 26, 2000 through August 03, 2000 Sizzler International, Inc. (the "Registrant") issued press releases relating to the investigation of an E.coli outbreak at its independent franchisee owner-operated Sizzler(R) restaurants in Milwaukee, Wisconsin, which press releases are filed herewith as
Exhibit 99.1 to 99.5 and incorporated herein by these references.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------
99.1               Press Release dated July 26, 2000.
99.2               Press Release dated July 28, 2000.
99.3               Press Release dated July 28, 2000.
99.4               Press Release dated July 31, 2000.
99.5               Press Release dated August 03, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Sizzler International, Inc.


                                          By:  /s/ Steven R. Selcer
                                             -----------------------------
                                            Name:  Steven R. Selcer
                                            Title: Vice President and
                                                   Chief Financial Officer


Dated:  August 17, 2000